UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2018

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 4, 2018, Global Net Lease, Inc. (the “Company”) issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K..In addition, the Company has prepared an investor presentation that officers and other representatives of the Company intend to present at conferences and meetings. A copy of the investor presentation is furnished as Exhibit 99.2 this Current Report on Form 8-K. The information set forth in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Recent Acquisition Activity

On September 28, 2018, the Company acquired a property leased to FedEx Freight and located in Greenville, North Carolina for a purchase price of $11.0 million and a property, which had not been previously announced as one of the Company’s pending acquisitions, leased to a furniture manufacturer and located in New York State for a purchase price of $19.0 million. To fund these amounts and related closing costs, the Company used cash on hand, which includes proceeds from a public offering of the Company’s common stock completed in August 2018.

The Company has signed definitive agreements to acquire two net lease distribution or industrial properties, both located in the United States, for an aggregate purchase price of $134.6 million, including one property located in Kansas City, Kansas and leased to VersaFlex which had not been previously announced as one of the Company’s pending acquisitions and has a purchase price of $9.7 million. The Company’s pending acquisitions are subject to conditions, and there can be no assurance they will be completed on their current terms, or at all.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K and the Company’s most recent quarterly report on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, or revise forward-looking unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press release dated October 4, 2018
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Net Lease, Inc.

Date: October 4, 2018	By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Chief Executive Officer and President